UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2015

Rapid7, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37496	35-2423994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Summer Street, Boston, Massachusetts		02110
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 247-1717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 13, 2015, Rapid7, Inc. announced the completion of the acquisition of RevelOps, Inc. (“RevelOps” d/b/a “Logentries”) and filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the completion of such acquisition. The Company stated in the Initial Report that it intended to file the required financial statements and pro forma financial information within 71 days from the date the Initial Report was required to be filed. This Current Report on Form 8-K/A amends and supplements Items 9.01 of the Initial Report to present such financial information.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of RevelOps as of and for the years ended December 31, 2014 and 2013, and the unaudited consolidated financial statements of RevelOps as of September 30, 2015 and for the nine months ended September 30, 2015 and 2014, are filed as Exhibit 99.1 to this Amendment No. 1 on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of RevelOps and the Company as of and for the nine months ended September 30, 2015 and the year ended December 31, 2014 is filed as Exhibit 99.2 to this Amendment No. 1 on Form 8-K/A and is incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent accountants

99.1	Audited consolidated financial statements of RevelOps as of and for the years ended December 31, 2014 and 2013, and unaudited consolidated financial statements of RevelOps as of September 30, 2015 and for the nine months ended September 30, 2015 and 2014

99.2	Unaudited pro forma condensed combined financial statements of RevelOps and the Company as of and for the nine months ended September 30, 2015 and the year ended December 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapid7, Inc.

Dated: December 17, 2015	By:	/s/ Steven Gatoff
Steven Gatoff
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, independent accountants

99.1	Audited consolidated financial statements of RevelOps as of and for the years ended December 31, 2014 and 2013, and unaudited consolidated financial statements of RevelOps as of September 30, 2015 and for the nine months ended September 30, 2015 and 2014

99.2	Unaudited pro forma condensed combined financial statements of Revelops and the Company as of and for the nine months ended September 30, 2015 and the year ended December 31, 2014